"Comerica: Capitalizing on our Strengths" Ralph Babb Chairman, President & CEO

Safe Harbor Statement This presentation and the oral statements relating to this presentation (the "Presentation") that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "expect", "believe", "intend", "estimate", "project", "may" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management's beliefs and assumptions based on information known to Comerica's management as of the date of this Presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance, including statements of profitability of business segments and subsidiaries, estimates of credit quality trends and global stability. Such statements reflect the view of Comerica's management, as of the date of this Presentation, and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results could differ materially from those discussed in this Presentation. Factors that could cause or contribute to such differences are the implementation of Comerica's strategies and business models, changes in the demographics and expected economic growth in the markets in which Comerica operates, changes in interest rates, changes in the accounting treatment of any particular item, the results of regulatory examinations, changes in the businesses or industries in which Comerica has a concentration of loans, changes in political, economic and regulatory stability in countries where Comerica operates, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made in this Presentation. Comerica does not undertake to update forward-looking statements to reflect circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Our Goal To deliver attractive total shareholder returns by: Generating consistent earnings growth Providing a healthy dividend payout Actively managing share buybacks

Our Target Returns for the New Cycle

STRATEGY

GROWTH

BALANCE

RELATIONSHIPS

ACCOUNTABILITY

Capitalizing on a Proven Model: Business Bank Joe Buttigieg Vice Chairman

Our Goal Originate and deepen Business Banking relationships in urban growth markets Relationships Growth Balance Risk Management Accountability

A Highly Durable Model ... Continuity of people Seasoned lenders Nimble decision making Exportable model

.... That Delivers Results 1. Ranking based on 2002 National Middle Market external survey. 2. 2003 Phoenix-Hecht Middle Market Monitor. Outstanding customer satisfaction for Treasury Management products, scoring A or A+ in 31 of 32 categories.2

US MI CA TX FL Projected 2004* 0.048 0.04 0.046 0.048 0.05 Average 1998-2002 0.052 0.04 0.061 0.057 0.055 A Model We Can Grow in All Our Markets *2004 calendar year real economic growth vs. 2003 calendar year.

How & Where We Deploy the Model 2003 Average Loans Outstanding: $33.9 billion Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses 14.029 6.171 5.958 3.808 3.912 Middle Market $14.0 B 41% Commercial Real Estate $6.2 B 18% Global Corporate Banking $6.0 B 18% Nat'l Dealer Services $3.8 B 11% Specialty Businesses $3.9 B 12% Lines of Business Midwest Division Western Division Texas International Florida 16.586202 10.574024 3.188221 2.58512 0.945162 Geography Midwest Region $16.6 B 49% Western Region $10.6 B 31% Texas $3.2 B 9% International $2.6 B 8% Florida $0.9 B 3%

Why Middle Market? Huge market Growing market Under-served market Requires relationship banking Life cycle banking

Case History: 2003 SE Michigan Middle Market Metrics

Holding Ourselves Accountable: Metrics & Measurement

Capitalizing on a Proven Model Competitive advantage Non-Midwest markets Leverage existing relationships Holding ourselves accountable

Exporting a Proven Model: Small Business Banking & Personal Financial Services John Haggerty Executive Vice President

Our Role Growth Balance Relationships Risk Management Accountability

Drivers for Growth & Balance Small Business Personal Financial Services Branch Expansion Exporting Best Practices

It All Comes Together in the Branches Branches Private Banking Business Banking Retail Banking Investment Products

Customer Profile: Leading Outdoor Equipment Dealer Family Owned and Operated; 200 employees Comerica deposit, Treasury Management and loan relationships ($32 million loan exposure) Comerica now holds all personal and commercial accounts for the principals On the Job Banking Program Our Sales Model in Action! "On Site Day" Account Sales: 15 Checking 8 Savings 15 Web Bill Pay 19 Direct deposit of pay 139 Total services sold

Segmentation - A Best Practice Ethnic Initiatives

Enhancing Our Franchise 1. Ranking based on 2003 National Small Business external survey.

*Branches per million people in major metropolitan area. The Right Geography

16 new branches opened 1999 - 2003 Achieved 150% of goal Positive earnings within 18 months Investment rate of return 20%+ 50 branches over next 3 years Capital investment: approximately $100-120 million over 3 years Expansion Scaled to Fit Our Strategy

New Branch Profile Macomb Township, MI - Open 15 months Site Selection Rationale: County is top 3% in growth nationally* Fastest growing municipality in the county Only traditional branch within 1 mile, corner lot Results: $10 MM deposits (151% of goal); 5 year outlook - $47 MM deposits IRR of 30%+ *National ranking among 542 Metropolitan Statistical Area counties.

Enhanced Metrics & Measurement Officer Metrics: Sales and Referrals Sales Activities / Efficiencies Financial Management Branch Metrics: Annual Profit Local Market Metrics Transaction Volume

We're Rolling! Large untapped opportunity Highly profitable, higher growth segments Proven model Dependable source of funding Great markets for export We'll hold our feet to the fire!

Leveraging the Franchise: Wealth & Institutional Management Dennis Mooradian Executive Vice President

You Can Expect ... Growth Balance Relationships Risk Management Accountability

We Start From a Solid Base *Barron's dated 02/09/04 Comerica Securities $15 B in client assets Concentration in corporate cash, annuities & fixed income Institutional, retail and discount brokerage services Corporate and public underwriting 135 brokers Fiduciary Institutional - $76 B in assets Tailored solutions 401K, Taft Hartley Personal - $16 B in assets Comprehensive Wealth Mgmt solutions Family office services Strategic alliances Private Banking $3 B in loans $2 B in deposits 85 Private Bankers Complete line of high net worth credit products Investment Management Munder $36 B in assets Mutual funds ranked 17 out of 75* 13 funds rated 4 & 5 Morning Star Wilson Kemp Tax efficiency

My Confidence Comes From: Investment performance Full-service high net worth capabilities Long tenured relationship managers Stable, mature Midwest supporting high potential, high growth markets

Capture Synergy With 3 C's Common management Co-location Compensation plans

We Expect to Grow at 10-15% Organization structure Exporting and leveraging Products and technology Munder turnaround

Total book growth Number of producers Revenue and profit per producer Book size per producer Net new sales What Do We Track?

How it comes together for the shareholder and the client

Road Map for Superior Growth: Western Region Mike Fulton President & Chief Executive Officer, Western Division

Keys to Smart Growth Right lines of business Today's locations Low hanging fruit Tomorrow's locations

We Know We Can Grow Loan growth over past 13 years: Total CAGR 27% Organic CAGR 18% CAGR = Compound Annual Growth Rate for the period 1991 - 2003

How We Do It Products and services of a big bank; personal touch of a small bank.

Beyond Business Banking - Our Path to Greater Growth Our Past Preferred business bank Broaden our business customer base Private Banking is accommodation lending to business owners Not the bank for most affluent individuals in our markets Our Future Preferred relationship bank Originate and deepen our business customer base Private Banking and Wealth Management is full service relationship banking Existing and new branches provide platform for higher revenues from Non- Business Bank segments

Today's Presence: Planted in the Right Places ... Rank 7th in market share based on deposits with 40 branches* Key competitors: Bank of America Wells Fargo Union Bank City National .. San Diego Costa Mesa Los Angeles Fresno San Jose/Santa Clara Santa Cruz / Monterey San Francisco Sacramento *Source: SNL Datasource

.... to Capitalize on Our Core Competencies Very attractive demographics An urban focused strategy

Opportunity 1: Capture the Low Hanging Fruit Deepen share of wallet of middle market customer base Leverage our existing customer base and locations for a rapid lift in Wealth Management and Small Business & Personal Financial Services

Compelling markets; compelling demographics We rank Los Angeles and Orange counties #1 and #2 in the country Located in 8 of the nation's top 50 counties Increase branch density within existing markets - 21 in next 3 years Opportunity 2: Enter Markets Too Good to Miss

Middle Market Middle Market-like Specialty Businesses Small Business & Personal Financial Services Wealth Management Opportunity 3: Grow the Right Stuff

Middle Market Capabilities 1. Ranking based on 2002 National Middle Market external survey. Relationship banking Experienced, tenured people 15 regional offices Marketing capacity

Technology & Life Sciences Focus on later stage companies and relationships with venture capital funds Significant generator of deposits Right-sized operations

Small Business & Personal Financial Services Under-penetrated segments Only $550 million of traditional retail deposits 355,000 small businesses within 3 miles of our existing branches; only 6,200 are customers

What Are We Doing: Small Business & Personal Financial Svcs Franchise model provides platform and competencies Branches will be consumer-friendly Compete with major banks on service Benefit from new branch locations

Wealth & Institutional Management Building off solid base - Private Banking: $1.3 billion deposits $700 million loans Under-penetrated segment We estimate less than 7% of our business customers bank with us personally

Doing What We Know How to Do: Wealth & Institutional Management Franchise model provides national platform and competencies Deliver complete product set Leverage existing customer base Strong benefits from branch expansion

Our Road Map for Superior Growth Great market Solid base Low hanging fruit Markets too good to miss Grow the right stuff Low execution risk

It All Adds Up To ... Growth Balance Relationships Risk Management Accountability

Creating Superior Credit Performance: Credit Administration Dale Greene Executive Vice President

Vision What Will Set Us Apart? More precise risk assessment Quantified Validated Better focus in granting credit Better returns for risk incurred More predictable levels of loss

Our Role Growth Balance Relationships Risk Management Accountability

A Word About the Past Policies Portfolio Tools Process People Partnership

New Risk Rating System Borrower tool: Probability of Default Facility tool: Loss Given Default Portfolio tools: better risk assessment More quantitatively based

From Transactional to Strategic: Enhanced Analytics Comprehensive evaluation of portfolio Economic capital measurement Loan loss reserving Portfolio shaping and risk transfer

Multi-year installation of enabling technology Support core lending competencies Results in improved data capture and process efficiencies Adding High Tech to High Touch Credit Management

Portfolio Analytics Top Industry Concentrations Top Borrower Concentrations Industry A Industry B Industry C About Average Concentrating Diversifying Concentration Indicators At Industry & Borrower Level LOB A LOB B LOB C LOB D LOB E 0.56 0.2 0.13 0.08 0.03 LOB A LOB B LOB C LOB D LOB E Exposure LOB A LOB B LOB C LOB D LOB E Risk Concentration LOB = Line of Business Concentration Analysis* *Illustrative only

Step #1: The Migration Matrix is applied to the current portfolio to arrive at an estimate of the true portfolio composition by risk rating. Step #2: The Expected Loss Table is applied to the projected portfolio to arrive at loan loss reserves for the covered portfolio. Portfolio Analytics Portfolio Composition at Start of Year Migration Matrix Post-Migration Estimated Portfolio Expected Loss Table Implied Loan Loss Reserves Migration Analysis

Re-rate entire portfolio Continue updating policies Fully implement portfolio analytics Develop life of loan technologies Focus For 2004 ... and Beyond

Credit Meter Barrier 2004 Advocacy Future

Gauging Our Success

Turning Potential into Performance: Finance Beth Acton Chief Financial Officer

2004 Trends Flat average loan volume with low- to mid- single digit end of period loan growth Modestly lower earning assets, on average Net interest margin relatively unchanged Flat non-interest expenses Credit quality improving throughout the year with full year average net charge offs nearing 60 basis points

Our Target Returns for the New Cycle

Driving Our Evolution Resume Growth Improve Balance of business mix Unique approach to Relationships Drive Risk Management to industry-leading level Hold everyone Accountable

Our Role Capital Liquidity Management Efficiency Measurement

Buyback Dividend 1993 8.25% 0.715 0.352 1994 8.12% 0.564 0.37 1995 7.62% 0.816 0.383 1996 6.36% 1.698 0.364 1997 5.65% 0.826 0.353 1998 5.68% 0.594 0.34 1999 6.41% 0.348 0.344 2000 6.62% 0.359 0.342 2001 7.30% 0.544 0.393 2002 7.39% 0.908 0.557 2003 8.04% 0.566 0.528 Average Payout Ratio Dividend 39% Total 72% Dividend Payout Ratio / Capital Structure Excludes Imperial Bancorp prior to 2001 and all restructuring charges. Tier 1 Common

Strategic direction to increase core deposit funding: Selected branch additions Focus growth on deposit-rich sectors Small Business Technology Financial Services Liquidity Management Deposits

Liquidity Management Other Funding Sources Today $15 billion in Domestic Medium Term Note Program $2 billion in European Medium Term Note Program Market Driven Institutional and Retail Brokered CD Program Subordinated Debt Possible Future Additional Sources Federal Home Loan Bank Borrowings Securitization

1999 2000 2001 2002 2003 Target 0.5126 0.5088 0.5403 0.5059 0.5364 0.5 On-going expense review process Flat 2004 versus 2003 expenses Create operating leverage Driving Efficiencies

Financial Measurement and Accountability Drill-down metrics for key drivers Manage business units with risk-based EPS and ROE tools Roll out updated economic capital plan Ongoing review of business unit incentive plans Management incentives tied to performance relative to peer group

A Final Word Growth Balance Relationships Risk Management Accountability

Closing Ralph Babb Chairman, President & CEO

Leading commercial lender Leveraging strong commercial relationships Enhancing our business model to grow Why Comerica?

Appendix

2003 Total Revenues $2.8 billion* *Net of Finance / Other: ($405 MM) Business Bank Small Business & PFS Wealth & Institutional Mgmt 0.59 0.27 0.14 Wealth & Institutional Management 14% Business Bank 59% Small Business & Personal Financial Services 27% By Business Segment Midwest & Other Western Region Texas Florida 0.55 0.33 0.1 0.02 Midwest Region & Other 55% Western Region 33% Texas 10% Florida 2% By Geography

2003 Net Income $661 million* *Net of Finance / Other: ($276 MM) Business Bank Small Business & PFS Wealth & Institutional Mgmt 0.71 0.23 0.06 Wealth & Institutional Management 6% Business Bank 71% Small Business & Personal Financial Services 23% By Business Segment Midwest & Other Western Region Texas Florida 0.5 0.38 0.11 0.01 Midwest Region & Other 50% Western Region 38% Texas 11% Florida 1% By Geography

2003 Average Loans

Commercial Real Estate: a Solid, Growing Platform 4Q 2003 Period End Loans Outstanding: $11.3 billion Mortgage - Owner Occupied Mortgage - Investor Construction 6.715 1.185 3.4 Commercial Mortgage $7.9 B 70% Real Estate Construction $3.4 B 30% Investor 15% Owner Occupied 85% Residential - Other 45% Residential - Apartment 15% Industrial / Warehouse 25% Office 5% Retail 5% Other 5%

Global Corporate Banking Targeted Reductions Largely Complete Relationship focus North American platform including reverse investment strategy Trade related - export focus Target lower end of Fortune 1000 and National Middle Market 2001 2002 2003 Future 8995 7951 5958 6000 Average Loans Outstanding ($ in billions) $9.0 $8.0 $6.0 $6.0

National Dealer Services Franchise Distribution Toyota / Lexus 22% Ford 17% Honda / Acura 14% General Motors 12% Daimler Chrysler 12% Non Specific 10% Other European 5% Other Asian 5% Nissan / Infinity 3% 2003 Average Loans Outstanding: $3.8 billion Western Division Florida Midwest Division Other Texas 2.4 0.5 0.4 0.4 0.2 Midwest Region $0.4 B 10% Western Region $2.4 B 63% Texas $0.2 B 5% Other $0.3 B 9% Florida $0.5 B 13% Geographic Dispersion

Full Year Charge-offs By Line of Business

Full year Charge-offs
Industry Concentrations

	Chg Offs	% of Total	Chg Offs	% of Total
	FY 2003	Chg Offs	FY 2002	Chg Offs
Automotive	$73	20	$57	12
Technology related	56	15	18	4
Non-automotive manufacturing	46	12	117	24
Wholesale trade	40	11	51	11
Services	25	7	55	11
Entertainment	24	7	34	7
Retail trade	22	6	46	10
Finance	19	5	26	5
Real Estate	10	3	5	1
Transportation	10	3	19	4
Utilities	7	2	17	4
Other	33	9	36	7
Total	$365	100%	$481	100%

2003 Average Deposits

Customer Points of Access Small Business & Personal Financial Svcs

Sales Generated by Branches 2003 Deposits & Investments $4.6 billion 2003 Loans $1.6 billion Consumer Loans $627 MM 41%